                                                                 EXHIBIT 10(w)

                         AMENDMENT NO. 1 TO AMENDED AND
                            RESTATED CREDIT AGREEMENT

     This Amendment No. 1 to the Amended and Restated Credit Agreement (this "Amendment") dated as of July 13, 1998 is entered into with reference to the Amended and Restated Credit Agreement dated as of November 24, 1997, among CIRCUS AND ELDORADO JOINT VENTURE, a Nevada general partnership ("Borrower"), the Lenders referred to therein ("Lenders"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent ("Agent") (as amended the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Borrower and the Agent, acting with the consent of the Requisite Lenders in accordance with Section 10.6 of the Credit Agreement, hereby amend the Credit Agreement as follows:

     1. REVISED LEVERAGE REQUIREMENTS. Section 7.6 (B) of the Credit Agreement is hereby amended to read in full as follows:

        "7.6 (B) MAXIMUM LEVERAGE RATIO. Borrower shall not permit the Leverage Ratio as of the last day of any Fiscal Quarter ending during a period described below to exceed the ratio set forth opposite that period:

           Quarters Ending                      Maximum Leverage Ratio

           Closing Date through                        4.85:1.00
           December 31, 1997

           January 1, 1998 through
           June 30, 1998                               4.50:1.00

           September 30, 1998                          5.00:1.00
           and December 31, 1998

           March 31, 1999 and                          4.90:1.00
           June 30, 1999

           September 30, 1999 and                      4.80:1.00
           December 31, 1999

           March 31, 2000 through
           December 31, 2000                           4.50:1.00

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           March 31, 2001 through
           December 31, 2001                     4.00:1.00

           March 31, 2002 through
           December 31, 2002                     3.50:1.00

           March 31, 2003 and
           Thereafter through Termination Date   3.25:1.00

     2. WAIVER OF LEVERAGE DEFAULTS. The Lenders hereby waive Borrower's failure to comply with Section 7.2B as of the last day of the Fiscal Quarters ended March 31, 1998 and June 30, 1998. This is a one-time waiver only, and shall not imply an obligation to grant further waivers; Borrower shall fully comply with this Section in the future.

     3. CONDITIONS PRECEDENT. The effectiveness of this Amendment shall be conditioned upon the receipt by the Agent of the written consent to the execution, delivery and performance hereof from the Requisite Lenders and from Circus.

     4. REPRESENTATION AND WARRANTY. Borrower represents and warrants to the Agent and the Lenders that no Default or Event of Default has occurred and remains continuing.

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     5. CONFIRMATION. In all other respects, the term of the Credit Agreement and other Loan Documents are hereby confirmed.

     IN WITNESS WHEREOF, Borrower and Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

                      CIRCUS AND ELDORADO JOINT VENTURE, a
                      Nevada general partnership

                      By:   GALLEON, INC.
                      Its:  Managing Partner


                      By:     GLENN SCHAEFFER
                           -----------------------------
                      Title:  President
                            --------------------------


                      By:  ELDORADO LIMITED LIABILITY
                      COMPANY
                      Its:   General Partner

                      By:    ELDORADO RESORTS LLC
                      Its: Manager

                             By:    DONALD CARANO
                                ----------------------
                             Title: Chief Executive Officer
                                    ------------------------

                             By:  EXECUTIVE COMMITTEE


                             By:   GARY CARANO
                                   ----------------------
                             Title:
                                   ----------------------

                             By:   BRUCE SEXTON
                                   ----------------------
                             Title:
                                   ----------------------

                             BANK OF AMERICA NATIONAL TRUST AND
                             SAVINGS ASSOCIATION, as Administrative Agent


                             By:    JANICE HAMMOND
                                    ----------------------
                             Title: Vice President Agency Specialist

                                CONSENT OF LENDER

     This Consent of Lender is delivered with reference to the Amended and Restated Credit Agreement dated as of November 24, 1997, among Circus and Eldorado Joint Venture, a Nevada general partnership ("Borrower"), the Lenders referred to therein, ("Lenders"), and Bank of America National Trust and Savings Association, in its capacity as Administrative Agent for Lenders ("Agent"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to the Credit Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.



BANK OF AMERICA NT & SA
--------------------------
[Typed/Printed Name of Lender]


By: SCOTT L. FABER
   -----------------------

    Vice President
 -------------------------
[Typed/Printed Name and Title]

 Dated July 7 , 1998


   BANK OF SCOTLAND
------------------------------
[Typed/Printed Name of Lender]


By:  ANNIE CHIN TAT
   ---------------------------

   Senior Vice President
-------------------------------
[Typed/Printed Name and Title]

 Dated July 10 , 1998

CIBC OPPENHEIMER CORP., AS AGENT
----------------------------------
[Typed/Printed Name of Lender]


By: PAUL J. CHAKMAK
   -------------------

    Managing Director
  ---------------------
[Typed/Printed Name and Title]

  Dated July    , 1998


FIRST SECURITY BANK, N.A.
----------------------------
[Typed/Printed Name of Lender]


By: DAVID P. WILLIAMS

    Vice President
  -------------------------
[Typed/Printed Name and Title]

Dated July 8 , 1998

PNC BANK NATIONAL ASSOCIATION
-------------------------------
[Typed/Printed Name of Lender]

By: GARY W. FASSELA
   --------------------

    Vice President
-------------------------
[Typed/Printed Name and Title]

Dated July 13, 1998

SOCIETE GENERALE
----------------------------
[Typed/Printed Name of Lender]

By: ALEX KIM
   --------------------------

    Vice President
  ---------------------------
[Typed/Printed Name and Title]

Dated July 13 , 1998

U.S. BANK
-----------------------------
[Typed/Printed Name of Lender]


By:  MARK ESNOZ

    Assistant Vice President
 ------------------------------
 [Typed/Printed Name and Title]

    Dated July 7 , 1998


WELLS FARGO BANK, NATIONAL ASSOCIATION
----------------------------------------
[Typed/Printed Name of Lender]


By: SUE FULLER
    -------------------------

    Vice President
  -----------------------------
[Typed/Printed Name and Title]

Dated July     , 1998